UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2013

PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

830 Bergen Avenue, Jersey City, New Jersey	07306-4599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (201) 333-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 21, 2013, the Board of Directors of Provident Financial Services, Inc. (the “Company”) authorized the Company to enter into new three-year change in control agreements with the following executive officers: Thomas M. Lyons, Executive Vice President and Chief Financial Officer of the Company and The Provident Bank (the “Bank”), Donald W. Blum, Executive Vice President and Chief Lending Officer of the Bank, John F. Kuntz, Executive Vice President, General Counsel and Corporate Secretary of the Company and Executive Vice President, General Counsel and Chief Administrative Officer of the Bank and Michael A. Raimonde, Executive Vice President and Director of Retail Banking of the Bank (together the “Executive Officers”).

The Company and each of these Executive Officers were previously parties to a two-year change in control agreement, the form of which was filed as an Exhibit to the Company’s December 31, 2009 Annual Report to Stockholders on Form 10-K (File No. 001-31566).

The new three-year change in control agreement between the Company and each of the Executive Officers provides for certain benefits to the Executive Officers in the event of a change in control of the Company or the Bank.  The agreement is for a term of 36 months, and provides that following a change in control, the executive is entitled to a severance payment if:

•	the Executive Officer’s employment is terminated during the term of such agreement, other than for cause, disability, or retirement; or

•	the Executive Officer terminates employment during the term of the agreement for good reason.

Good reason is generally defined to include:

•	the assignment of duties materially inconsistent with the Executive Officer’s positions, duties or responsibilities as in effect prior to the change in control;

•	a reduction in his base salary or fringe benefits;

•	a relocation of his principal place of employment by more than a certain number of miles from its location immediately prior to the change in control; or

•	a failure by the Company to obtain an assumption of the agreement by its successor.

The change in control severance payment is equal to three times the highest level of aggregate annualized base salary and other cash compensation paid to the Executive Officer during the calendar year termination occurs, or during either of the immediately preceding two calendar years, whichever is greater.  In addition, the Executive Officer is generally entitled to receive life, health, dental and disability coverage for the remaining term of the agreement.  Payments under the change in control agreement are reduced to the extent necessary to prevent an excess parachute payment under Section 280G of the Internal Revenue Code.

The form of the new three-year change in control agreements with the Executive Officers will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Item 9.01.                      Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.
DATE: February 27, 2013	By:	/s/ Christopher Martin
Christopher Martin
Chairman, President and Chief Executive Officer